Household Consumer Loan Deposit Trust
Collateral Report

Number of Due Periods Since Inception                          38
Due Period                                              01-Nov-98
Distribution Date                                       14-Dec-98
Payment Date                                            15-Dec-98

*** Trust Portfolio Summary ***

Annualized Cash Yield                                      19.78%
Annualized Gross Losses                                    -8.46%
Annualized Portfolio Yield                                 11.32%


Contractual Delinquency Status of Credit Lines:
(Principal / Principal)
     30 -   59 days  ($)                             188412226.69
     30 -   59 days (%)                                     4.39%
     60 -   89 days ($)                               70744757.33
     60 -   89 days (%)                                     1.65%
     90 - 119 days ($)                                46200942.79
     90 - 119 days (%)                                      1.08%
   120 - 149 days ($)                                 43378319.74
   120 - 149 days (%)                                       1.01%
   150 - 179 days ($)                                 39392926.75
   150 - 179 days (%)                                       0.92%
   180 - 209 days ($)                                 35507298.17
   180 - 209 days (%)                                       0.83%
   210 - 239 days ($)                                 34277304.47
   210 - 239 days (%)                                       0.80%
   240 - 269 days ($)                                 34449337.62
   240 - 269 days (%)                                       0.80%
   270 - 299 days ($)                                  33592319.5
   270 - 299 days (%)                                       0.78%
            300+ days  ($)                             7066193.31
            300+ days (%)                                   0.16%


Additional Balances on Existing Credit Lines        62,412,644.08
(draws - principal only)
Principal Collections                              138,577,767.30
Defaulted Receivables                               31,004,185.22
Finance Charge  & Administrative Collections        70,856,806.54
Recoveries                                           1,682,447.00


Average Principal Balance                        4,399,893,764.50
Personal Homeowner Lines as % of Total                     27.29%
Principal

Household Finance Corporation
Household Consumer Loan Corporation
Household Consumer Loan Trust Series 1997-1

No. of PMTs Since Issuance:                                    21
Distribution Date:                                      14-Dec-98
Payment Date:                                           15-Dec-98
Collection Period Beginning:                            01-Nov-98
Collection Period Ending:                               30-Nov-98
Note and Certificate Accrual Beginning:                 16-Nov-98
Note and Certificate Accrual Ending:                    15-Dec-98

PAYMENT CALCULATIONS:

OC Balance as % of Beginning Participation                  8.17%
Invested Amount
OC Balance as % of Ending Participation                     8.40%
Invested Amount
OC Balance as % of Ending Participation                     7.94%
Invested Amount (3 month average)
Does Early Amortization Start Based on OC/Part.              0.00
Invstd. Amt. Test
Is the MAP Over?                                             0.00
Is this the Early Amortization Period?                       0.00

Interest Allocation Percentage Calculation:
Numerator                                          591,230,343.74
Denominator - Component (x) - Aggregate          4,399,893,764.50
Receivables & Partc. Interest
Denominator - Component (y) - Aggregate          4,002,968,048.03
Numerators
Applicable Interest Allocation Percentage                  13.44%

Principal Allocation Percentage Calculation:
Numerator                                          591,230,343.74
Denominator - Component (x) - Aggregate          4,399,893,764.50
Receivables & Partc. Interest
Denominator - Component (y) - Aggregate          3,726,324,886.51
Numerators
Applicable Principal Allocation Percentage                 13.44%

Default Allocation Percentage Calculation:
Numerator                                          591,230,343.74
Denominator - Component (x) - Aggregate          4,399,893,764.50
Receivables & Partc. Interest
Denominator - Component (y) - Aggregate          4,002,968,048.03
Numerators
Default Allocation Percentage (Floating                    13.44%
Allocation Percentage)

Minimum Principal Amount Calculation:
2.2% of Participation Invested Amount               13,007,067.56
Series Participation Interest Default Amount         4,166,149.47
(Sec. 4.11 (a)(iii))
Excess of (i) 2.2% of Part. Inv. Amt.  over          8,840,918.09
(ii) Series Part. Interest Default Amount
Minimum Principal Amount                             8,840,918.09

Investor Principal Collections                      10,234,595.29
Investor Finance Charge and Admin. Collections       9,747,373.48
(4.11a)
Investor Allocated Defaulted Amounts                 4,166,149.47

DEPOSIT TRUST CALCULATIONS
Beginning Participation Unpaid Principal           591,230,343.74
Balance
Beginning Participation Invested Amount            591,230,343.74
Ending Participation Unpaid Principal Balance      576,829,598.98
Ending Participation Invested Amount               576,829,598.98

Beginning Participation Unpaid Principal             3,309,247.62
Balance x (PRIME-1.50%)
Note Interest and Certificate Yield Amounts Due 2,422,059.57 Pursuant to Sec. 3.05 (a)(i)
Participation Invested Amount x 75bps per annum        123,172.99
prior to 4/98, 25bps per annum thereafter
Participation Interest Distribution Amount           3,309,247.62

Application of Investor Finance Charges &
Administrative Collections:
Investor Finance Charge and Admin. Collections       9,747,373.48
(4.11a)
Servicing Fee if HFC is not the Servicer (Sec.               0.00
4.11 (a)(i)
Series Participation Interest  Monthly Interest      3,309,247.62
(Sec. 4.11 (a)(ii))
Series Participation Interest Default Amount         4,166,149.47
(Sec. 4.11 (a)(iii))
Reimbursed  Series Particpation Interest Charge-             0.00
Offs (Sec. 4.11 (a)(iv))
Servicing Fee if HFC is the Servicer (Sec. 4.11      2,095,837.78
(a)(v))
Excess (Sec. 4.11 (a)(vi))                             176,138.61

Reconciliation Check                                         0.00

Series Participation Interest Monthly Principal     14,400,744.76

Beginning Unreimbursed Participation Interest                0.00
Charge-Offs
Series Participation Interest Charge-Offs                    0.00
(Sec. 4.12 (a))
Reimbursed  Series Particpation Interest Charge-             0.00
Offs (Sec. 4.11 (a)(iv))
Ending Unreimbursed Participation Interest                   0.00
Charge-Offs

Available Investor Principal Collections            14,400,744.76
Participation Interest Distribution Amount           3,309,247.62
Series Participation Interest Charge-Offs                    0.00

OWNER TRUST CALCULATIONS                                     0.00
Note Interest and Certificate Yield Amounts Due 2,422,059.57 Pursuant to Sec. 3.05 (a)(i)
Excess Interest                                        887,188.05
Beginning Net Charge-Offs                                    0.00
Reversals                                                    0.00

+Available Investor Principal Collections           14,400,744.76
+Series Participation Interest Charge Offs                   0.00
+ Lesser of Excess Interest and Carryover                    0.00
Charge Offs

Optimum Monthly Principal                           14,400,744.76
Are the Notes Retired ?                                      0.00
Accelerated Principal Payment                          123,172.99

Beginning Class A-1 Security Balance               353,323,893.51
Beginning Class A-2 Security Balance                48,000,000.00
Beginning Class A-3 Security Balance                62,400,000.00
Beginning Class B Security Balance                  45,600,000.00
Beginning Certificate Security Balance              33,600,000.00
Beginning Overcollateralization Amount plus APP     48,429,623.22
Beginning Class A-1 Adjusted Balance               353,323,893.51
Beginning Class A-2 Adjusted Balance                48,000,000.00
Beginning Class A-3 Adjusted Balance                62,400,000.00
Beginning Class B Adjusted Balance                  45,600,000.00
Beginning Certficate Adjusted Balance               33,600,000.00
Beginning Overcollateralization Amount plus APP     48,429,623.22
Class A-1 Balance After Payment pursuant to        338,923,148.75
clause in Sec 3.05 (a)(ii)(a)
Class A-2 Balance After Payment pursuant to         48,000,000.00
clause in Sec 3.05 (a)(ii)(b)
Class A-3 Balance After Payment pursuant to         62,400,000.00
clause in Sec 3.05 (a)(ii)(c)
Class B Balance After Payment pursuant to           45,600,000.00
clause in Sec 3.05 (a)(ii)(d)
Certificate Balance After Payment pursuant to       33,600,000.00
clause in Sec. 3.05(a)(iii)
Class A-2 Minimum Adjusted Principal Balance        16,000,000.00
Class A-3 Minimum Adjusted Principal Balance        20,800,000.00
Class B Minimum Adjusted Principal Balance          15,200,000.00
Certificate Minimum Adjusted Principal Balance      11,200,000.00
Minimum Overcollateralization Amount                13,600,000.00
Certificate Minimum Balance Target                   5,826,555.78
Scheduled Certificate Payment to Certificate        27,773,444.22
Minimum Balance Target
Class A-1 Targeted Balance                         299,951,391.47
Class A-2 Targeted Balance                          18,711,202.62
Class A-3 Targeted Balance                          45,699,050.48
Class B Targeted Balance                            38,097,862.39
Certificate Targeted Balance                        32,875,934.32
Class A-1:  Payment Required to get to Target       53,372,502.04
Class A-2:  Payment Required to get to Target       29,288,797.38
or Minimum Adjusted Balance
Class A-3:  Payment Required to get to Target       16,700,949.52
or Minimum Adjusted Balance
Class B: Payment Required to get to Target or        7,502,137.61
Minimum Adjusted Balance
Certificate: Payment Required to get to Target         724,065.68
or Minimum Adjusted Balance
OC: Payment to get to Minimum                       34,829,623.22
Overcollateralization Amount

Section 3.05 Payment of Principal and Interest;              0.00
Defaulted Interest

Pay Certificate Yield in step (ii) (1= Yes)                  1.00
Remittances on the Participation                    17,709,992.38

Interest and Yield
(i)    Pay Class A-1 Interest Distribution -         1,537,758.72
Sec. 3.05 (a)(i)(a)
        Pay Class A-2 Interest Distribution -          213,741.99
Sec. 3.05 (a)(i)(b)
        Pay Class A-3 Interest Distribution -          282,891.25
Sec. 3.05 (a)(i)(c)
        Pay Class B Interest Distribution -            217,748.22
Sec. 3.05 (a)(i)(d)
        Pay Certificates the Certificate Yield         169,919.39
- Sec. 3.05 (a)(i)(e)

Principal up to Optimum Monthly Principal
(ii)   Pay Class A-1 to Targeted Principal          14,400,744.76
Balance - Sec. 3.05 (a)(ii)(a)
        Pay Class A-2 to Targeted Principal                  0.00
Balance - Sec. 3.05 (a)(ii)(b)
        Pay Class A-3 to Targeted Principal                  0.00
Balance - Sec. 3.05 (a)(ii)(c)
        Pay Class B to Targeted Principal                    0.00
Balance - Sec. 3.05 (a)(ii)(d)

        ONLY Pay CertificateYield if not paid                0.00
pursuant to Sec. 3.05 (a)(i)(e) - Sec. 3.05
(a)(vii)

Principal up to Optimal Monthly Principal
(iii)   Pay Certificate to Targeted Principal                0.00
Balance - Sec. 3.05 (a)(iii)
(iv)  Pay OC Remaining Optimal Monthly                       0.00
Principal Amount - Sec. 3.05 (a)(iv)

Principal up to the Accelerated Principal
Payment Amount
(v)   Pay Class A-1 to Targeted Principal              123,172.99
Balance - Sec. 3.05 (a)(v)(a)
        Pay Class A-2 to Targeted Principal                  0.00
Balance - Sec. 3.05 (a)(v)(b)
        Pay Class A-3 to Targeted Principal                  0.00
Balance - Sec. 3.05 (a)(v)(c)
        Pay Class B to Targeted Principal                    0.00
Balance - Sec. 3.05 (a)(v)(d)
        Pay Class A-1 to zero - Sec. 3.05                    0.00
(a)(v)(e)
        Pay Class A-2 to zero - Sec. 3.05                    0.00
(a)(v)(f)
        Pay Class A-3 to zero - Sec. 3.05                    0.00
(a)(v)(g)
        Pay Class B to zero - Sec. 3.05                      0.00
(a)(v)(h)

Principal up to Optimal Monthly Principal
(vi)  Pay Class A-1 to zero - Sec. 3.05                      0.00
(a)(vi)(a)
        Pay Class A-2 to zero - Sec. 3.05                    0.00
(a)(vi)(b)
        Pay Class A-3 to zero - Sec. 3.05                    0.00
(a)(vi)(c)
        Pay Class B to zero - Sec. 3.05                      0.00
(a)(vi)(d)
        Pay Certificates up to Certificate Min.              0.00
Bal. or zero - Sec. 3.05 (a)(vi)(e)
        Pay HCLC Optimum Monthly Principal                   0.00
provided OC > zero - Sec. 3.05 (a)(vi)(f)

(vii)  Remaining Amounts to HCLC - Sec. 3.05           764,015.06
(a)(vii)

Total Reconciliation Check                                   0.00
(should equal $0.00)
Accelerated Principal Reconciliation                         0.00
(should equal $0.00)
Optimum Monthly Principal Reconciliation                     0.00
(should equal charge-offs)

BOND SUMMARY:
Beginning Class A-1 Note Security Balance          353,323,893.51
Beginning Class A-2 Note Security Balance           48,000,000.00
Beginning Class A-3 Note Security Balance           62,400,000.00
Beginning Class B     Note Security Balance         45,600,000.00
Beginning Certificate Security Balance              33,600,000.00
Beginning Overcollateralization Amount              48,306,450.23
Beginning Class A-1 Adjusted Balance               353,323,893.51
Beginning Class A-2 Adjusted Balance                48,000,000.00
Beginning Class A-3 Adjusted Balance                62,400,000.00
Beginning Class B    Adjusted Balance               45,600,000.00
Beginning Certficate  Adjusted Balance              33,600,000.00
Beginning Overcollateralization Amount              48,306,450.23
Ending Class A-1 Note Security Balance             338,799,975.76
Ending Class A-2 Note Security Balance              48,000,000.00
Ending Class A-3 Note Security Balance              62,400,000.00
Ending Class B    Note Security Balance             45,600,000.00
Ending Certificate Security Balance                 33,600,000.00
Ending Overcollateralization Amount                 48,429,623.22
Ending Class A-1 Adjusted Balance                  338,799,975.76
Ending Class A-2 Adjusted Balance                   48,000,000.00
Ending Class A-3 Adjusted Balance                   62,400,000.00
Ending Class B    Adjusted Balance                  45,600,000.00
Ending Certficate  Adjusted Balance                 33,600,000.00
Ending Overcollateralization Amount                 48,429,623.22
Class A-1 Note Rate Capped at 12.5%                     5.402810%
Class A-2 Note Rate Capped at 14.0%                     5.527810%
Class A-3 Note Rate Capped at 14.0%                     5.627810%
Class B    Note Rate Capped at 14.0%                    5.927810%
Certificate Rate Capped at 15.0%                        6.277810%
Class A-1 Interest Due                               1,537,758.72
Class A-2 Interest Due                                 213,741.99
Class A-3 Interest Due                                 282,891.25
Class B Interest Due                                   217,748.22
Certificate Yield  Due                                 169,919.39
Class A-1 Interest Paid                              1,537,758.72
Class A-2 Interest Paid                                213,741.99
Class A-3 Interest Paid                                282,891.25
Class B Interest Paid                                  217,748.22
Certificate Yield Paid                                 169,919.39
Class A-1 Unpaid Interest                                    0.00
Class A-2 Unpaid Interest                                    0.00
Class A-3 Unpaid Interest                                    0.00
Class B     Unpaid Interest                                  0.00
Certificate Unpaid Yield                                     0.00
Class A-1 Principal Paid                            14,523,917.75
Class A-2 Principal Paid                                     0.00
Class A-3 Principal Paid                                     0.00
Class B    Principal Paid                                    0.00
Certificate    Principal Paid                                0.00
OC           Principal Paid                                  0.00
Beginning Class A-1 Net Charge-Off                           0.00
Beginning Class A-2 Net Charge-Off                           0.00
Beginning Class A-3 Net Charge-Off                           0.00
Beginning Class B    Net Charge-Off                          0.00
Beginning Certificate Net Charge-Off                         0.00
Beginning OC Net Charge-Off                                  0.00
Reversals Allocated to Class A-1                             0.00
Reversals Allocated to Class A-2                             0.00
Reversals Allocated to Class A-3                             0.00
Reversals Allocated to Class B                               0.00
Reversals Allocated to Certificates                          0.00
Reversals Allocated to OC  plus Acclerated             123,172.99
Principal Payments
 Total Charge-Offs:                                          0.00
Charge-Offs Allocated to Class A-1                           0.00
Charge-Offs Allocated to Class A-2                           0.00
Charge-Offs Allocated to Class A-3                           0.00
Charge-Offs Allocated to Class B                             0.00
Charge-Offs Allocated to Certificates                        0.00
Charge-Offs Allocated to OC                                  0.00
Ending Class A-1 Net Charge-Off                              0.00
Ending Class A-2 Net Charge-Off                              0.00
Ending Class A-3 Net Charge-Off                              0.00
Ending Class B     Net Charge-Off                            0.00
Ending Certificate Net Charge-Off                            0.00
Ending OC Net Charge-Off                                     0.00
Bond Balance Reconciliation    (should equal               (0.00)
$0.00)

Certificate Balance/Participation Invested                 5.683%
Amount (Beginning of Month)

Designated Certificate / Certificate Security              1.000%
(Balance Beginning of Month)
Designated Certificate  - Beginning of Month           336,000.00
Principal Payments in Respect of  Designated                 0.00
Certificate (Sec. 3.05 (vi) & (vii))
Designated Certificate  - End of Month                 336,000.00
Yield Payments in Respect of Designated                  1,699.19
Certificate (Sec. 3.05 (a)(i)(e))

Designated Certificateholder Accelerated             7,506,450.23
Principal Payments - Beginning Balance
Accelerated Principal Payment (Sec. 3.05 (v))          123,172.99
Payments to Holder of Designated Certificate in              0.00
respect to Acc. Prin. (Sec. 3.05 (vi)(f) &
(vii))
Designated Certificateholder Accelerated             7,629,623.22
Principal Payments - Ending Balance

Designated Certificateholder Holdback Amount        40,800,000.00
(Beginning of Month)
Payments to Designated Certificates in                       0.00
Reduction of Holdback Amount (Sec. 3.05 (v) &
(ix))
Designated Certificateholder Holdback Amount        40,800,000.00
(End of Month)

Remaining Payments to Designated Certificates                0.00
(Sec. 3.05 paragraph following (vii))

Remaining Amounts to Issuer (Sec. 3.05 (vii))          764,015.06

Monthly Security  Report
Household Consumer Loan Trust 1997-1

Distribution Date                                       14-Dec-98
Payment Date:                                           15-Dec-98
Collection Period Beginning                             01-Nov-98
Collection Period Ending:                               30-Nov-98
Note and Certificate Accrual Beginning:                 16-Nov-98
Note and Certificate Accrual Ending:                    15-Dec-98


Ending Pool Principal Balance                    4,292,755,005.94
Series 1997-1 Participation Invested Amount        576,829,598.98
Seller Amount                                       75,015,402.92
Remittances on the Participation                    17,709,992.38
Optimum Monthly Principal                           14,400,744.76
Accelerated Principal Payment                          123,172.99
Beginning Class A-1 Note Security Balance          353,323,893.51
Beginning Class A-2 Note Security Balance           48,000,000.00
Beginning Class A-3 Note Security Balance           62,400,000.00
Beginning Class B Note Security Balance             45,600,000.00
Beginning Certificate Security Balance              33,600,000.00
Beginning Overcollateralization Amount              48,306,450.23
Beginning Class A-1 Adjusted Balance               353,323,893.51
Beginning Class A-2 Adjusted Balance                48,000,000.00
Beginning Class A-3 Adjusted Balance                62,400,000.00
Beginning Class B Adjusted Balance                  45,600,000.00
Beginning Certificate  Adjusted Balance             33,600,000.00
Beginning Overcollateralization Amount              48,306,450.23
Ending Class A-1 Note Security Balance             338,799,975.76
Ending Class A-2 Note Security Balance              48,000,000.00
Ending Class A-3 Note Security Balance              62,400,000.00
Ending Class B Note Security Balance                45,600,000.00
Ending Certificate Security Balance                 33,600,000.00
Ending Overcollateralization Amount                 48,429,623.22
Ending Class A-1 Adjusted Balance                  338,799,975.76
Ending Class A-2 Adjusted Balance                   48,000,000.00
Ending Class A-3 Adjusted Balance                   62,400,000.00
Ending Class B Adjusted Balance                     45,600,000.00
Ending Certificate  Adjusted Balance                33,600,000.00
Ending Overcollateralization Amount                 48,429,623.22
Class A-1 Note Rate Capped at 12.5%                     5.402810%
Class A-2 Note Rate Capped at 14.0%                     5.527810%
Class A-3 Note Rate Capped at 14.0%                     5.627810%
Class B    Note Rate Capped at 14.0%                    5.927810%
Certificate Rate Capped at 15.0%                        6.277810%
Class A-1 Interest Due                               1,537,758.72
Class A-2 Interest Due                                 213,741.99
Class A-3 Interest Due                                 282,891.25
Class B Interest Due                                   217,748.22
Certificate Yield  Due                                 169,919.39
Class A-1 Interest Paid                              1,537,758.72
Class A-2 Interest Paid                                213,741.99
Class A-3 Interest Paid                                282,891.25
Class B Interest Paid                                  217,748.22
Certificate Yield Paid                                 169,919.39
Class A-1 Unpaid Interest                                    0.00
Class A-2 Unpaid Interest                                    0.00
Class A-3 Unpaid Interest                                    0.00
Class B Unpaid Interest                                      0.00
Cetificate Unpaid Yield                                      0.00
Class A-1 Principal Paid                            14,523,917.75
Class A-2 Principal Paid                                     0.00
Class A-3 Principal Paid                                     0.00
Class B Principal Paid                                       0.00
Certificate  Principal Paid                                  0.00
OC Principal Paid                                            0.00
Beginning Class A-1 Net Charge-Off                           0.00
Beginning Class A-2 Net Charge-Off                           0.00
Beginning Class A-3 Net Charge-Off                           0.00
Beginning Class B Net Charge-Off                             0.00
Beginning Certificate Net Charge-Off                         0.00
Beginning OC Net Charge-Off                                  0.00
Reversals Allocated to Class A-1                             0.00
Reversals Allocated to Class A-2                             0.00
Reversals Allocated to Class A-3                             0.00
Reversals Allocated to Class B                               0.00
Reversals Allocated to Certificates                          0.00
Reversals Allocated to OC  plus Acclerated             123,172.99
Principal Payments
 Total Charge-Offs:                                          0.00
Charge-Offs Allocated to Class A-1                           0.00
Charge-Offs Allocated to Class A-2                           0.00
Charge-Offs Allocated to Class A-3                           0.00
Charge-Offs Allocated to Class B                             0.00
Charge-Offs Allocated to Certificates                        0.00
Charge-Offs Allocated to OC                                  0.00
Ending Class A-1 Net Charge-Off                              0.00
Ending Class A-2 Net Charge-Off                              0.00
Ending Class A-3 Net Charge-Off                              0.00
Ending Class B Net Charge-Off                                0.00
Ending Certificate Net Charge-Off                            0.00
Ending OC Net Charge-Off                                     0.00
Interest paid per $1,000 Class A-1                       2.107674
Principal paid per $1,000 Class A-1                     19.906686
Interest paid per $1,000 Class A-2                       4.452958
Principal paid per $1,000 Class A-2                      0.000000
Interest paid per $1,000 Class A-3                       4.533514
Principal paid per $1,000 Class A-3                      0.000000
Interest paid per $1,000 Class B                         4.775180
Principal paid per $1,000 Class B                        0.000000
Yield Paid per $1,000 Certificate                        5.057125
Principal Paid per $1,000 Certificate                    0.000000

Bloomberg Summary
Household Consumer Loan Trust 1997-1


Due Period                                                 Nov-98
Monthly Payment Rate (including charge offs)                3.85%
Monthly Draw Rate                                           1.42%
Monthly Net Payment Rate                                    2.44%
Actual Payment Rate                                         2.44%

Annualized Cash Yield                                      19.78%
Annualized Gross Losses                                     8.46%
Annualized Portfolio Yield                                 11.32%
Weighted Coupon                                             5.54%
Excess Servicing                                            5.78%


Ending Overcollateralization Percentage (3 mo               8.17%
avg)
Trigger Level                                               4.25%
Excess Overcollateralization                                3.92%


Delinquencies:
(Principal/Principal)
      30-59 days (Del Stat 1)                               4.39%
      60-89 days (Del Stat 2)                               1.65%
      90+ days (Del Stat 3+)                                6.38%

Total Participation Balance (ending)               576,829,598.98